UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of Earliest Event Reported):	May 17, 2017

F.N.B. Corporation
__________________________________________
(Exact name of registrant as specified in its charter)

Pennsylvania	001-31940	25-1255406
_____________________ (State or other jurisdiction	_____________ (Commission	______________ (I.R.S. Employer
of incorporation)	File Number)	Identification No.)

12 Federal Street, One North Shore Center, Pittsburgh, Pennsylvania		15212
_________________________________ (Address of principal executive offices)		___________ (Zip Code)

Registrant’s telephone number, including area code:	800-555-5455

Not Applicable
______________________________________________
Former name or former address, if changed since last report

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[  ]  Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
[  ]  Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
[  ]  Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
[  ]  Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company [  ]

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. [  ]

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ITEM 5.07. SUBMISSION OF MATTERS TO A VOTE OF SECURITY HOLDERS

At the F.N.B. Corporation Annual Meeting held on May 17, 2017, shareholders voted on the matters set forth below.

Proposal 1 — Election of Directors

Our fourteen director nominees proposed by the Board of Directors were elected to serve until the 2018 Annual Meeting by the following vote of common shareholders:

			Broker
Director Nominee	For	Against	Non-Votes
William B. Campbell	151,720,179	1,881,579	25,198,300
James D. Chiafullo	152,607,861	993,897	25,198,300
Vincent J. Delie, Jr.	152,391,038	1,210,720	25,198,300
Laura E. Ellsworth	152,678,446	923,312	25,198,300
Stephen J. Gurgovits	152,166,444	1,435,314	25,198,300
Robert A. Hormell	152,555,295	1,046,463	25,198,300
David J. Malone	151,809,734	1,792,024	25,198,300
D. Stephen Martz	152,448,835	1,152,923	25,198,300
Robert J. McCarthy, Jr.	152,615,270	986,488	25,198,300
Frank C. Mencini	152,532,251	1,069,507	25,198,300
David L. Motley	152,529,692	1,072,066	25,198,300
Heidi A. Nicholas	152,517,814	1,083,944	25,198,300
John S. Stanik	152,669,416	932,342	25,198,300
William J. Strimbu	152,057,650	1,544,108	25,198,300

Proposal 2 – Adoption of Advisory Resolution on Executive Compensation

The advisory (non-binding) resolution to approve the 2016 compensation of our named executive officers was approved by a vote of the common shareholders of 146,664,995 shares voted for, 6,049,226 shares voted against and 887,537 abstentions. There were 25,198,300 broker non-votes for this proposal.

Proposal 3 – Adoption of Advisory Resolution on the Frequency of Future Shareholder Advisory Votes to Approve Executive Compensation

The advisory (non-binding) resolution to approve the frequency of future shareholder advisory votes to approve compensation of our named executive officers was approved by a vote of the common shareholders of 126,200,993 shares voted for a frequency of one year, 1,958,281 shares voted for a frequency of two years, 24,785,742 voted for a frequency of three years and 656,742 abstentions. There were 25,198,300 broker non-votes for this proposal.

In accordance with the voting results with respect to the frequency of shareholder votes on executive compensation, the F.N.B. Corporation Board of Directors has decided that we will hold an annual advisory vote on the compensation of named executive officers until the next required vote on the shareholder votes on compensation for executive officers. We are required to hold votes on frequency every six (6) years.

Proposal 4 – Ratification of Appointment of Ernst & Young LLP as Independent Registered Public Accounting Firm

The ratification of appointment of Ernst & Young LLP as our independent registered public accounting firm for 2017 was approved by a vote of the common shareholders of 176,295,392 shares voted for, 2,191,300 shares voted against and 313,366 abstentions. There were no broker non-votes for this proposal.

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SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

F.N.B. Corporation

May 18, 2017	By:	Vincent J. Calabrese, Jr.

Name: Vincent J. Calabrese, Jr.
Title: Chief Financial Officer